SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 15, 1999



                           RESURGENCE PROPERTIES INC.
               (Exact name of Registrant as specified in charter)



            Maryland                       0-24740                           13-3757163
(State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer Identification
incorporation or organization)                                                Number)


                             411 West Putnam Avenue
                          Greenwich, Connecticut 06830
                                 (203) 862-7000

   (Address, including zip code and telephone number, including area code, of
                   Registrant's principal executive offices)


   (Former name or former address of Registrant, if changed since last report)













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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On March 15, 1999 Resurgence Properties Inc. (the "Company") filed Articles of Voluntary Dissolution with the State Department of Assessments and Taxation of Maryland ("SDAT"), pursuant to the approval by the shareholders of the Company of a plan of complete liquidation and dissolution of the Company on September 26, 1997. Upon acceptance of the Articles of Voluntary Dissolution by SDAT, the Company will file with the Securities and Exchange Commission a Form 15 Notice of Termination of Registration. A copy of the Articles of Voluntary Dissolution, as filed with the SDAT on March 15, 1999, is attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit No.

99.1     Articles of Voluntary Dissolution.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RESURGENCE PROPERTIES INC.


Date: March 23, 1999                     By:/s/ Jay L. Maymudes
                                            ------------------------------
                                            Jay L. Maymudes
                                            Chief Financial Officer, Vice
                                              President & Secretary











C76866.634

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                                  EXHIBIT INDEX



Exhibit
Number     Description of Exhibit

99.1       Articles of Voluntary Dissolution




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